UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2022

CORVEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19291	33-0282651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5128 Apache Plume Road, Suite 400, Fort Worth, Texas	76109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 851-1473

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	CRVL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

CorVel Corporation (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) on August 4, 2022 at the Company’s principle executive offices located at 5128 Apache Plume Roade, Suite 400, Fort Worth, Texas 76109. The Company had 17,547,519 shares of common stock outstanding on June 10, 2022, the record date for the Annual Meeting. At the Annual Meeting, 16,418,022 shares of common stock were present or represented by proxy, which represented 93.56% of the voting power of all the shares of common stock of the Company as of the record date.

The stockholders voted on three proposals at the Annual Meeting, as more fully described in the Company’s proxy statement.

The stockholders approved the following two proposals at the Annual Meeting according to the following final voting results:

1.	To elect the six directors named in the Proxy Statement, each to serve until the 2023 annual meeting of stockholders or until his or her successor has been duly elected and qualified:

Director Nominee	For	Withheld
V. Gordon Clemons	15,443,019	320,531
Steven J. Hamerslag	11,505,237	4,258,313
Alan R. Hoops	15,134,080	629,470
R. Judd Jessup	12,600,753	3,162,797
Jean H. Macino	15,459,657	303,893
Jeffrey J. Michael	11,411,072	4,352,478

Broker Non-Votes	654,472

2.	To ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023:

For	16,388,648
Against	26,059
Abstain	3,315
Broker Non-Votes	0

The stockholders did not approve the following stockholder proposal at the Annual Meeting according to the following final voting results:

3.

Stockholder proposal requesting the Board of Directors prepare a report by January 2023 on steps the Company is taking to enhance board diversity and detailing board strategies to reflect the diversity of the Company’s workforce, community, and customers:

For	5,696,502
Against	10,030,107
Abstain	36,941
Broker Non-Votes	654,472

No other matters were presented for consideration or stockholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION

Dated: August 5, 2022	/s/ Brandon T. O’Brien
Brandon T. O’Brien
Chief Financial Officer